Exhibit 99.3

THIS NOTE RENEWS, AMENDS AND RESTATES THE PRIOR NOTE IN ITS ENTIRETY. FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT REQUIRED BY LAW WERE PAID IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THE PRIOR NOTE. THIS NOTE DOES NOT ADD ANY ADDITIONAL OBLIGORS. THEREFORE, NO ADDITIONAL FLORIDA DOCUMENTARY STAMP TAXES ARE DUE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE.

RENEWED, AMENDED AND RESTATED

REVOLVING CREDIT PROMISSORY NOTE

$75,000,000.00 November 3, 2023

(the "Effective Date")

FOR VALUE RECEIVED, the undersigned, HCI GROUP, INC., a Florida corporation ("Borrower"), with an address of 3802 Coconut Palm Drive, Tampa, Florida 33619, hereby unconditionally promises to pay to the order of FIFTH THIRD BANK, NATIONAL ASSOCIATION (together with its successors and permitted assigns, "Lender"), for its account pursuant to the Credit Agreement referred to below, at the principal office of Lender at 38 Fountain Square Plaza, MD #10908F, Cincinnati, Ohio 45263, or such other address as Lender may provide from time to time, the principal sum of SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00) or, if less, the aggregate unpaid principal amount of all Advances made by Lender to Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, together with any Fees and interest, on the dates and in the amounts as provided in the Credit Agreement, from the Effective Date until this Renewed, Amended and Restated Revolving Credit Promissory Note (this "Note") is fully paid, on the principal amount hereunder remaining unpaid from time to time, at such office, in like money and funds, computed in the manner, and at the rates from time to time in effect, and payable on the dates provided, under the Credit Agreement. The entire unpaid principal balance of this Note, together with all Fees and accrued but unpaid interest, shall, if not sooner paid or required to be paid pursuant to the Credit Agreement, be due and payable in full on the Revolving Commitment Termination Date.

Borrower executed and delivered to Lender that certain Renewed, Amended and Restated Revolving Credit Promissory Note in the amount of $50,000,000.00 dated June 2, 2023 (the "Prior Note"). This Note renews, amends and restates the Prior Note in its entirety and is given in replacement of and in substitution for, but not in payment of the Prior Note. This Note hereby renews and increases the principal indebtedness evidenced by the Prior Note.

This Note is: (a) made by Borrower to the order of Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of the Effective Date, by and among Borrower, the Guarantors from time-to-time a party thereto and Lender (as amended, renewed, restated, replaced or otherwise modified from time to time, the "Credit Agreement"), and (b) entitled to the benefits and security, and is subject to the terms and conditions, of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein, and of the other Loan Documents. This Note, and any request by Borrower from time to time for an Advance of a specified principal amount hereunder shall be subject to the terms and conditions of the Credit Agreement. Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

DOCVARIABLE BABC_DocID4881-3788-3015.2

Upon the occurrence and during the continuance of any Event of Default, subject to any applicable cure period, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations, may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, provided that if there occurs an Event of Default of the type described in Sections 8.1(h) or 8.1(i) of the Credit Agreement, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations shall become automatically and immediately due and payable as provided in the Credit Agreement.

Borrower hereby agrees to pay all costs of collection, including reasonable attorneys' fees, if this Note is not paid when due, whether or not legal proceedings are commenced as further set forth in, and in accordance with, the terms of the Credit Agreement.

Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THEIR VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF LENDER, AND ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT AND COLLECTION OF THE OBLIGATIONS, MAY BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN THE STATE OR FEDERAL COURTS WITHIN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA. BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN THE COUNTY OF HILLSBOROUGH, STATE OF FLORIDA HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON BORROWER'S SIGNATURE PAGE TO THE CREDIT AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF FLORIDA. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN OR AMONG LENDER AND ANY ONE OR MORE LOAN PARTIES. BORROWER

DOCVARIABLE BABC_DocID4881-3788-3015.2

REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note renews the principal indebtedness evidenced by the Prior Note. There are no new obligors. Therefore, no additional Florida documentary stamp taxes are due in connection with this Agreement. It is the intent of the parties hereto that the original of the Prior Note shall be attached to this Note to comply with the provisions of Florida Statute §201.09. Borrower acknowledges, stipulates, covenants and agrees that Borrower is solely responsible for payment of any and all documentary stamp taxes and intangible taxes with respect to the Loan. In the event that at any time or from time to time the Florida Department of Revenue shall impose any documentary stamp tax, intangible tax, interest, penalties or fines with respect to the Loan or the Loan Documents, Borrower shall pay same immediately upon demand and Borrower shall indemnify, defend and hold Lender harmless of, from and against any and all such documentary stamp tax, intangible tax, interest, penalties or fines, together with all costs of collection thereof.

[Signature Page Follows]

DOCVARIABLE BABC_DocID4881-3788-3015.2

IN WITNESS WHEREOF, Borrower has executed this Note by its duly authorized officer as of the Effective Date.

HCI GROUP, INC.,

a Florida corporation

By:

James Mark Harmsworth,
its Chief Financial Officer

Signature Page To

Renewed, Amended and Restated Revolving Credit Promissory Note